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                                                                    EXHIBIT 99.1





Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002


         In connection with the Annual Report of Gadzooks Inc. (the "Company") on Form 10-K for the period ended February 1, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Gerald R. Szczepanski, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Gerald R. Szczepanski
-------------------------
Gerald R. Szczepanski
Chairman of the Board and Chief Executive Officer
April 29, 2003